Exhibit 99.25

MBNA MASTER CREDIT CARD TRUST II SERIES 1997-B

KEY PERFORMANCE FACTORS
June 30, 1998



        Expected B Maturity                                         3/15/12


        Blended Coupon                                              5.8898%



        Excess Protection Level
          3 Month Average   5.10%
          June, 1998   4.67%
          May, 1998   4.84%
          April, 1998   5.81%


        Cash Yield                                  17.67%


        Investor Charge Offs                         5.10%


        Base Rate                                    7.89%


        Over 35 Day Delinquency                      5.06%


        Seller's Interest                           12.61%


        Total Payment Rate                          13.35%


        Total Principal Balance                     $35,974,950,178.51


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $4,536,555,660.02